UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2021

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On June 10, 2021, the board of directors of PAVmed Inc. (the “Company”) appointed Tim Baxter as a Class A director of the Company. On the same date, David S. Battleman, M.D., resigned from the board of directors.

Mr. Baxter will join the audit and nominating committees of the Company’s board of directors. The Company expects to enter into its standard form of indemnification agreement with Mr. Baxter. Mr. Baxter has not engaged in any transactions with the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Before retiring, Mr. Baxter spent thirteen years in senior executive roles during a rapid-growth period at Samsung Electronics Co., LTD. Prior to Samsung, Mr. Baxter spent ten years in various senior marketing and general manager roles at Sony Corporation (NYSE: SNE). Earlier in his career, he served in senior sales and marketing roles at AT&T Inc. (NYSE: T) and Lucent Technologies Inc.

Dr. Battleman’s resignation was not due to any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On June 14, 2021, the Company issued a press release announcing the appointment of Mr. Baxter to its board of directors.

The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021		PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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